SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO EQUITY GATEWAY FUNDS

Wells Fargo Small Company Growth Fund

  (the “Fund”)

Effective May 1, 2016, the sub-advisory fees charged to the Small Company Growth Portfolio, the master portfolio in which the Fund invests, are as follows:

Master Portfolio	Sub-Adviser	Fee
Small Company Growth Portfolio	Peregrine	First $200 Million	0.500%
		Over $200 Million	0.450%

May 1, 2016